4858-5233-9953.v5 Execution Version SIXTH AMENDMENT TO ABL CREDIT AGREEMENT THIS SIXTH AMENDMENT TO ABL CREDIT AGREEMENT (this “Amendment”) is entered into as of October 29, 2024 by CLEARWATER PAPER CORPORATION, a Delaware corporation (the “Borrower”), the undersigned Subsidiary Guarantors (the “Guarantors” and, together with the Borrower, the “Loan Parties”), each of the undersigned Lenders and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”). R E C I T A L S A. The Borrower, the Administrative Agent and the Lenders party thereto from time to time are parties to that certain ABL Credit Agreement, dated as of July 26, 2019 (as amended, supplemented or otherwise modified prior to the date hereof, including by (i) the First Amendment to ABL Credit Agreement dated as of August 7, 2020, (ii) the Second Amendment to ABL Credit Agreement dated as of April 21, 2022, (iii) the Third Amendment to ABL Credit Agreement dated as of November 7, 2022, (iv) the Fourth Amendment to ABL Credit Agreement dated as of October 27, 2023 and (v) the Fifth Amendment to ABL Credit Agreement and Omnibus Amendment dated as of May 1, 2024, the “Existing Credit Agreement”), pursuant to which the Lenders have agreed to make, and have made, certain credit available to and on behalf of the Borrower. B. The Borrower has requested certain modifications to the Borrowing Base and certain other amendments and modifications to the Existing Credit Agreement, and the Agent and the Lenders have agreed to such amendments and modifications on the terms and subject to the conditions set forth herein. C. NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Existing Credit Agreement, as amended by this Amendment (as so amended and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise indicated, all article, exhibit, section and schedule references in this Amendment refer to articles, exhibits, sections and schedules of the Credit Agreement. Section 2. Amendments to Credit Agreement. Each of the parties hereto agrees that, effective as of the Sixth Amendment Effective Date (as defined below), the Existing Credit Agreement shall be amended as follows: 2.1. Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order: “Augusta Mill Assets” means the assets acquired by the Loan Parties in the Augusta Mill Acquisition. “Sixth Amendment” means that certain Sixth Amendment to ABL Credit Agreement dated as of October 29, 2024, by and among the Administrative Agent, the Loan Parties party thereto and the Lenders party thereto.

2 4858-5233-9953.v5 2.2. The definition of Borrowing Base in Section 1.01 of the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text), to move certain text (indicated textually in the same manner as the following examples: moved text and moved text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below: “Borrowing Base” means at any time, the sum of: (a) (i) 85% of the book value of the Loan Parties’ Non-Investment Grade Eligible Accounts at such time and (ii) 90% of the book value of the Loan Parties’ Investment Grade Eligible Accounts, plus (b) the lesser of (i) the amount equal to 85% multiplied by the Net Orderly Liquidation Value percentage identified in the most recent Inventory appraisal ordered by the Administrative Agent multiplied by the book value of the Loan Parties’ Eligible Finished Goods and (ii) 70% multiplied by the cost of the Loan Parties’ Eligible Finished Goods valued on a first- in-first-out basis, plus (c) the lesser of (i) the amount equal to 85% multiplied by the Net Orderly Liquidation Value percentage identified in the most recent Inventory appraisal ordered by the Administrative Agent multiplied by the book value of the Loan Parties’ Eligible Raw Materials and (ii) 60% multiplied by the cost of the Loan Parties’ Eligible Raw Materials valued on a first-in- first-out basis, plus (d) solely during the period of time commencing as of the Sixth Amendment Effective Date and until the completion of the initial field examination and initial Inventory appraisal with respect to the Accounts or Inventory included in or related to the Augusta Mill Assets, without duplication of Accounts or Inventory included in the Borrowing Base pursuant to the foregoing clauses (a) – (c), for a period of 90 days after the acquisition of any Accounts or Inventory that would otherwise constitute Eligible Accounts or Eligible Inventory pursuant to a Permitted Acquisition but prior to the completion of a field examination and Inventory appraisal with respect to such Accounts or Inventory (or such longer period of time as the Administrative Agent may agree in its Permitted Discretion, not to exceed 90 additional days without the consent of the Required Lenders), the lesser of (i) the sum of (x) 70% ofthe sum of (i) (A) 80% or (B) following the delivery to the Administrative Agent of satisfactory rollforward statistics covering the month of November 2024 in respect of the Loan Parties’ Eligible Accounts, 85%, in each case, of the book value of Eligible Accounts acquired by the Loan Parties pursuant to such Permitted Acquisition and (y) 50% ofincluded in or related to the Augusta Mill Assets and (ii) the lesser of (x) the amount equal to 75% multiplied by the Net Orderly Liquidation Value percentage identified in the most recent Inventory appraisal ordered by the Administrative Agent multiplied by the book value of the Eligible Inventory and Eligible Raw Materials acquired by the Loan Parties pursuant to such Permitted Acquisition (it being understood and agreed that no Collateral Access Agreement, nor any appraisal or field exam shall be required with respect to any such Eligible Accounts orincluded in or related to the Augusta Mill Assets and (y) 60%, multiplied by the cost of such Eligible Inventory included in the Borrowing Base pursuant to this clause (d)) and (ii) $50,000,000and Eligible Raw Materials, in each case, valued on a first-in-first-out basis; minus (e) Reserves; provided that in determining the Net Orderly Liquidation Value with respect to Inventory, the Administrative Agent may determine such value on a blended, product-line or other basis as it

3 4858-5233-9953.v5 Assets are clause (d) above, and notwithstanding determines in its Permitted Discretion.; provided, further, that, for so long as any Augusta Mill included in the Borrowing Base pursuant to anything to the contrary contained herein, (x) the Borrowing Base value attributable to such Augusta Mill Assets (prior to giving effect to any Reserves) shall in no event exceed $100,000,000 (or up to $125,000,000 for a period no longer than 60 days following notice by the Borrower to the Administrative Agent at least five (5) Business Days in advance of the delivery of the required Borrowing Base reporting) and for the avoidance of doubt, the Borrowing Base value attributable to the Augusta Mill Assets if and to the extent included in the Borrowing Base pursuant to clauses (a)—(c) above shall be uncapped and (y) it is understood and agreed that the lack of any field examination or appraisal shall not affect the eligibility of any Augusta Mill Assets included in the Borrowing Base pursuant to clause (d) above. The Administrative Agent may, in its Permitted Discretion reduce the advance rates set forth above or (following (to the extent practicable) reasonable prior notice to, and consultation with, the Borrower) adjust Reserves or reduce one or more of the other elements used in computing the Borrowing Base, with any such changes to be effective three days after delivery of notice thereof to the Borrower and the Lenders; provided that if consultation with the Borrower and/or notice to the Borrower and the Lenders is not practicable or if failure to implement any such change within a shorter time period would, in the good faith judgment of the Administrative Agent, reasonably be expected to result in a Material Adverse Effect or materially and adversely affect the Collateral or the rights of the Lenders under the Loan Documents, such change may be implemented within a shorter time as determined by the Administrative Agent in its Permitted Discretion. The Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 6.2(g) of this Agreement. Section 3. Conditions Precedent. This Amendment shall be deemed effective upon the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.1 of the Credit Agreement) (such date, the “Sixth Amendment Effective Date”): 3.1. Execution and Delivery. The Administrative Agent shall have received, from the Loan Parties and Lenders constituting at least the Supermajority Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person. 3.2. Payment of Fees and Expenses. The Administrative Agent and the Lenders shall have received all amounts due and payable on or prior to the Sixth Amendment Effective Date, including, to the extent invoiced at least one (1) Business Day prior to the Sixth Amendment Effective Date, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement. 3.3. Representations and Warranties; No Default or Event of Default. In each case as of the Sixth Amendment Effective Date: (a) no Default or Event of Default shall have occurred and be continuing and (b) all of the representations and warranties contained in each Loan Document to which any Loan Party is a party shall be true and correct in all material respects, except to the extent any such representations and warranties are stated to relate solely to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (provided that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the Credit Agreement). 3.4. Closing Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, dated the Sixth Amendment Effective Date, certifying as to the satisfaction of the conditions contained in Section 3.3.

4 4858-5233-9953.v5 The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted by Section 10.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. For purposes of the foregoing, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Sixth Amendment Effective Date specifying its objection thereto. Section 4. Miscellaneous. 4.1. Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment. 4.2. Ratification and Affirmation; Representations and Warranties. Each Loan Party hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms (i) its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby and (ii) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Obligations in accordance with the terms thereof, in each case, notwithstanding the amendments contained herein; (c) agrees that its guarantee under the Guarantee and Collateral Agreement remains in full force and effect with respect to the Obligations; (d) agrees that from and after the Sixth Amendment Effective Date (i) each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment and (ii) this Amendment does not constitute a novation of the Credit Agreement or any other Loan Document; and (e) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are stated to relate solely to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (provided that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in such Loan Document) and (ii) no Default or Event of Default has occurred and is continuing. 4.3. No Waiver; Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall for all purposes constitute a Loan Document. 4.4. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment that is an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (an “Electronic Signature”) transmitted by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf

5 4858-5233-9953.v5 or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart (in such number as may be reasonably requested by the Administrative Agent). 4.5. NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. AS OF THE DATE OF THIS AMENDMENT, THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES. 4.6. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVERS. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 10.12 AND 10.16 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE MUTATIS MUTANDIS. [SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above. BORROWER: CLEARWATER PAPER CORPORATION By: Name: Sherri J. Baker Title: Senior Vice President, Chief Financial Officer GUARANTORS: CLEARWATER FIBER, LLC By: Name: Sherri J. Baker Title: Senior Vice President, Chief Financial Officer CLEARWATER PAPER TISSUE, LLC By: Name: Sherri J. Baker Title: Senior Vice President, Chief Financial Officer CELLU TISSUE HOLDINGS, LLC By: Name: Sherri J. Baker Title: Senior Vice President, Chief Financial Officer CELLU TISSUE NEENAH, LLC By: Name: Sherri J. Baker Title: Senior Vice President, Chief Financial Officer CELLU TISSUE OKLAHOMA CITY, LLC By: Name: Sherri J. Baker Title: Senior Vice President, Chief Financial Officer CLEARWATER PAPER SHELBY, LLC By: Name: Sherri J. Baker Title: Senior Vice President, Chief Financial Officer Signature Page to Sixth Amendment to ABL Credit Agreement

CLEARWATER PAPER LAS VEGAS, LLC By: Name: Sherri J. Baker Title: Senior Vice President, Chief Financial Officer CLEARWATER PAPER ELWOOD, LLC By: Name: Sherri J. Baker Title: Senior Vice President, Chief Financial Officer MANCHESTER INDUSTRIES INC. OF VIRGINIA By: Name: Sherri J. Baker Title: Senior Vice President, Chief Financial Officer Signature Page to Sixth Amendment to ABL Credit Agreement

ADMINISTRATIVE AGENT AND LENDER: JPMORGAN CHASE BANK N.A. By: Name: Title: Signature Page to Sixth Amendment to ABL Credit Agreement

LENDER: WELLS FARGO BANK, NATIONAL ASSOCIATION By: Name: Title: Signature Page to Sixth Amendment to ABL Credit Agreement 4858-5233-9953.vS

Signature Page to Sixth Amendment to ABL Credit Agreement 4858-5233-9953_v5 LENDER: U.S. BANK NATIONAL ASSOCIATION By: Name: Title:

Signature Page to Sixth Amendment to ABL Credit Agreement 4858-5233-9953.vS LENDER: COOPORATIEVE RABOBANK U.A., NEW YORK BRANCH By: Name: Title: By: Name: Title:

Signature Page to Sixth Amendment to ABL Credit Agreement 4858 5233 9953.v5 LENDER: TD BANK, N.A. By: Name: Title: t

Signature Page to Sixth Amendment to ABL Credit Agreement 4858-5233-9953.vS LENDER: KEYBANK NATIONAL ASSOCIATION By: Name: Title: